EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM T-1

                             ---------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT FOR 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
   Check if an application to determine eligibility of a trustee pursuant to
                            Section 305(b) (2) _____


                            FIRST UNION NATIONAL BANK

               (Exact name of Trustee as specified in its charter)


230 SOUTH TRYON STREET, 9TH FL.
CHARLOTTE, NC                            28288-1179              56-0900030
(Address of principal                    (Zip Code)         (I.R.S. Employer
 executive office)                                           Identification No.)

                       Patricia A. Welling, (804) 788-9663
                  901 E. Cary Street, Richmond, Virginia 23219

                         SINCLAIR BROADCAST GROUP, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                         52-1494660
(State or other jurisdiction                                (I.R.S. Employer
 of incorporation or organization)                           Identification No.)


2000 West 41st Street
Baltimore, MD                                                    21211
(Address of principal executive offices)                       (Zip Code)

                             ---------------------

                  CONVERTIBLE SUBORDINATED DEBENTURES DUE 2012
                       (Title of the indenture securities)


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1.       General information.

         (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

                  The Comptroller of the Currency, Washington, D.C.
                  Federal Reserve Bank of Richmond, Richmond, Virginia.
                  Federal Deposit Insurance Corporation, Washington, D.C.
                  Securities  and  Exchange   Commission,   Division  of  Market
                  Regulation, Washington, D.C.

         (b)      The Trustee is authorized to exercise corporate trust powers.


2.       Affiliations with obligor.

                  The obligor is not an affiliate of the Trustee.


3.       Voting Securities of the Trustee.

                  Not applicable.
                  (See answer to Item 13)


4.       Trusteeships under other indentures.

                  Not applicable.
                  (See answer to Item 13)


5. Interlocking directorates and similar relationships with the obligor or underwriters.

                  Not applicable.
                  (See answer to Item 13)


6.       Voting securities of the Trustee owned by the obligor or its officials.

                  Not applicable.
                  (See answer to Item 13)


7. Voting securities of the Trustee owned by underwriters or their officials.

                  Not applicable.
                  (See answer to Item 13)


8.       Securities of the obligor owned or held by the Trustee.

                  Not applicable.
                  (See answer to Item 13)


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9.       Securities of underwriters owned or held by the Trustee.

                  Not applicable.
                  (See answer to Item 13)



10. Ownership or holdings by the Trustee of voting securities of certain affiliates or security holders of the obligor.

                  Not applicable.
                  (See answer to Item 13)


11. Ownership of holders by the Trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

                  Not applicable.
                  (See answer to Item 13)


12.      Indebtedness of the obligor to the Trustee.

                  Not applicable.
                  (See answer to Item 13)


13.      Defaults by the obligor.

                  A. None
                  B. None


14.      Affiliations with the underwriters.

                  Not applicable.
                  (See answer to Item 13)


15.      Foreign trustee.

                  Trustee is a national banking association organized under the laws of the United States.


16.      List of Exhibits.

         (1) Articles of Incorporation. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5, 1997.)

         (2)  Certificate  of  Authority  of the  Trustee to  conduct  business.
              (Incorporated   by  reference  from  Exhibit  25  to  Registration
              333-25575, filed June 5, 1997.)


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         (3)  Certificate  of  Authority  of the Trustee to  exercise  corporate trust powers. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5, 1997)

         (4)  By-Laws.   (Incorporated   by   reference   from   Exhibit  25  to
              Registration 333-25575, filed June 5, 1997.)

         (5)  Inapplicable.

         (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included at Page 6 of this Form T-1 Statement.

         (7) Report of condition of Trustee. (Incorporated by reference on Form S4, Registration #333-34753.)

         (8)  Inapplicable.

         (9)  Inapplicable.







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                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond, and Commonwealth of Virginia on the 10th day of September, 1997.


                                       FIRST UNION NATIONAL BANK
                                       (Trustee)


                                       BY:/s/ Patricia A. Welling
                                          --------------------------------------
                                             Patricia A. Welling, Vice President





                                                                 EXHIBIT T-1 (6)

                               CONSENTS OF TRUSTEE

     Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance by Sinclair Broadcast Group, Inc. of its Convertible Subordinated Debentures due 2012, First Union National Bank , as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.


                                 FIRST UNION NATIONAL BANK


                                 BY:/s/ John M. Turner
                                    --------------------------------------------
                                     John M. Turner, Vice President and Managing
                                      Director



Dated: September 10, 1997



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